UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 3, 2006
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                    Hercules Technology Growth Capital, Inc.

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   Maryland                        814-00702                          74-3113410

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   525 University Avenue, Suite 700, Palo Alto, CA                      94301

Registrant's telephone number, including area code   650/289-3060
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On October 3, 2006, Hercules Technology Growth Capital, Inc. announced that its subsidiary, Hercules Technology II, L.P. had received final approval to be licensed as a Small Business Investment Company by the Small Business Administration. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated October 3, 2006.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


October 3, 2006
                                                     /s/ Scott Harvey
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                                                     Scott Harvey
                                                     Chief Legal Officer




                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibits
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   99.1         Press Release dated October 3, 2006.